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     As filed with the Securities and Exchange Commission on June 18, 1999

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(B) OR 12(G) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                           --------------------------

                           OPENSITE TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)



                Delaware                                 56-1990869
         (State of Incorporation                      (I.R.S. Employer
            or Organization)                       Identification Number)


                         5315 Highgate Drive, Suite 102
                          Durham, North Carolina 27713
                                 (919) 544-1993
          (Address of Principal Executive Offices, Including Zip Code)

                           ---------------------------

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. |_|

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. |X|


              Securities Act registration statement file number to
                            which this form relates:
                           Registration No. 333-79629


                 Securities to be registered pursuant to Section
                               12(b) of the Act:

                                      NONE

                 Securities to be registered pursuant to Section
                               12(g) of the Act:


                          Common Stock, $0.01 par value
                                (Title of Class)

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THIS REGISTRATION STATEMENT CONTAINS A TOTAL OF 3 PAGES. CERTAIN EXHIBITS ARE
INCORPORATED IN THIS REGISTRATION STATEMENT BY REFERENCE TO THE REGISTRANT'S REGISTRATION STATEMENT ON FORM S-1 FILED MAY 28, 1999 (REGISTRATION NO. 333-79629).



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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1.  Description of Registrant's Securities to be Registered.

         The Registrant hereby incorporates by reference the description of the Registrant's Common Stock, par value $0.01 per share, appearing under the caption, "Description of Capital Stock," in the Prospectus contained in the Registrant's Registration Statement on Form S-1, as filed with the Securities and Exchange Commission on May 28, 1999 (Registration No. 333-79629), as such section may be amended until the time such Registration Statement is declared effective.

Item 2.  Exhibits.

         The following exhibits are filed as part of the Registration Statement.

         2(a) Form of Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 of the Registrant's Registration Statement on Form S-1 (Registration No. 333-79629) as filed with the Securities and Exchange Commission on May 28, 1999).

         2(b) Form of Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 of the Registrant's Registration Statement on Form S-1 (Registration No. 333-79629) as filed with the Securities and Exchange Commission on May 28, 1999).

         2(c) Copy of form of stock certificate for the Registrant's Common Stock (incorporated by reference to Exhibit 4.2 of the Registrant's Registration Statement on Form S-1 (Registration No. 333-79629) as filed with the Securities and Exchange Commission on May 28, 1999).











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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                         OPENSITE TECHNOLOGIES, INC.



                                         By: /s/ Kip A. Frey
                                            ------------------------
                                         Kip A. Frey
                                         President and Chief Executive Officer


Date:  June 18, 1999